Employee Benefit Plans	12 Months Ended
Dec. 31, 2021
Retirement Benefits [Abstract]
Employee Benefit Plans	EMPLOYEE BENEFITS PLANS
The Company has a defined contribution retirement and savings plan intended to qualify under Section 401 of the Internal Revenue Code (the “401(k) Plan”) covering substantially all US employees. The 401(k) Plan allows each participant to contribute up to an amount not to exceed an annual statutory maximum. The Company contracted with a third-party provider to act as a custodian and trustee and to process and maintain the records of participant data. Substantially all of the expenses incurred for administering the 401(k) Plan are paid by the Company. The Company discontinued providing contributions in the 401(k) Plan match since May 1, 2020. For the year ended December 31, 2020, the Company made $0.2 million of discretionary matching contribution.
The Company contributes to a defined contribution pension plan for eligible employees in the U.K. Pension plan benefits are based primarily on participants’ compensation and years of service credited as specified under the terms of the plan. The Company made $0.3 million and $0.2 million matching contributions to the U.K. pension plan for the year ended December 31, 2021 and 2020.